Volatility Premium Plus ETF (Consolidated)
Schedule of Investments
November 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 79.6%		Value
Money Market Funds - 79.6%	Shares
First American Government Obligations Fund, Class X - 4.56% (a)(b)	16,656,826	$16,656,826
TOTAL SHORT-TERM INVESTMENTS (Cost $16,656,826)		16,656,826

TOTAL INVESTMENTS - 79.6% (Cost $16,656,826)		16,656,826
Other Assets in Excess of Liabilities - 20.4% (c)		4,259,314
TOTAL NET ASSETS - 100.0%		$20,916,140
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.
(b) (c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
Includes cash of $5,689,306 that is pledged as collateral for futures contracts.

Volatility Premium Plus ETF (Consolidated)
Schedule of Futures Contracts
November 30, 2024 (Unaudited)

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CBOE Volatility Index	(254)	03/18/2025	$4,305,529	$395,899
CBOE Volatility Index	(402)	04/16/2025	6,935,344	539,660
CBOE Volatility Index	(402)	05/21/2025	7,051,321	311,029
CBOE Volatility Index	(148)	06/18/2025	2,624,943	26,098
Net Unrealized Appreciation (Depreciation)				$1,272,686

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Volatility Premium Plus ETF (Consolidated) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$16,656,826	$–	$–	$16,656,826
Total Investments	$16,656,826	$–	$–	$16,656,826

Other Financial Instruments:
Futures Contracts*	1,272,686	–	–	1,272,686
Total Other Financial Instruments	$1,272,686	$–	$–	$1,272,686

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of November 30, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.